                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): October 15, 1998



                              Hercules Incorporated
             (Exact name of registrant as specified in its charter)



Delaware                            001-00496                51-0023450
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


                                 Hercules Plaza
                            1313 North Market Street
                         Wilmington, Delaware 19894-0001
               (Address of principal executive offices) (Zip Code)

                                 (302) 594-5000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

                                EXPLANATORY NOTE

         The purpose of this Form 8-K/A is to correct financial information in the Registrant's Unaudited Pro Forma Condensed Combined Statement of Income for the Six Months Ended June 30, 1998 on Page PF-4.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (b)      Pro Forma Financial Information

Hercules, Incorporated
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Condensed Combined Financial Statements reflect the acquisition by merger of all of the outstanding equity securities of BetzDearborn Inc. ("BetzDearborn") by Hercules Incorporated ("Hercules").

The following Unaudited Pro Forma Financial Statements are attached to this report:

Unaudited Pro Forma Condensed Combined Balance Sheet
at June 30, 1998..........................................................  PF-2

Unaudited Pro Forma Condensed Combined Statement of
Income for the year ended December 31, 1997...............................  PF-3

Unaudited Pro Forma Condensed Combined Statement of
Income for the six months ended June 30, 1998.............................  PF-4

Notes to Unaudited Pro Forma Condensed Combined
Financial ................................................................  PF-5


The Unaudited Pro Forma Condensed Combined Balance Sheet reflects the acquisition as if it had occurred on June 30, 1998. The Unaudited Pro Forma Condensed Combined Statements of Income for the year ended December 31, 1997 and for the six months ended June 30, 1998 reflect the acquisition as if it had occurred at the beginning of the year ended December 31, 1997. The pro forma information is based on the historical financial statements of Hercules and BetzDearborn after giving effect to the acquisition using the purchase method of accounting. Under this method of accounting, the aggregate purchase price is allocated to assets acquired and liabilities assumed based on their estimated fair values. For purposes of the Unaudited Pro Forma Condensed Combined Financial Statements, the excess of the purchase price over the book value of the net assets of BetzDearborn has been recorded as goodwill. The actual allocation of the purchase price will be determined within a reasonable time after consummation of such transaction and will be based on a complete evaluation of the assets acquired and liabilities assumed. Accordingly, the information presented herein may differ from the final purchase price allocation. The Unaudited Pro Forma Condensed Combined Financial Statements also reflect assumptions and adjustments deemed appropriate by Hercules, which are described in the accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements. Cost savings benefits from synergies to be derived from the planned acquisition, which may be significant, are not reflected in the Unaudited Pro Forma Condensed Combined Financial Statements.

The Unaudited Pro Form Condensed Combined Financial Statements do not purport to be indicative of Hercules' financial position or results of operations had the acquisition actually occurred on the dates presented nor is it necessarily indicative of Hercules' future financial position or future operating results. The Unaudited Pro Forma Condensed Combined Financial Statements should be read in conjunction with the separate audited historical consolidated financial statements of Hercules and the notes thereto set forth in Hercules' 1997 Annual Report on Form 10-K and the unaudited financial statements of Hercules for the periods ended March 31, 1998 and June 30, 1998, as set forth in its Quarterly Reports on Form 10-Q for these periods, and the historical consolidated financial statements of BetzDearborn and the notes thereto which are included in this Current Report on Form 8-K.

In the opinion of Hercules' management, subject to finalization of the purchase price allocation, all adjustments have been made that are necessary to present fairly the pro forma data.

                              HERCULES INCORPORATED
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  JUNE 30, 1998
                                  (IN MILLIONS)

                                                                                  PRO FORMA        PRO FORMA
                                               HERCULES       BETZDEARBORN       ADJUSTMENTS       COMBINED
ASSETS

Current Assets:

Cash and Cash Equivalents                      $     32        $      23                           $     55
Accounts and notes receivable, net                  420              273                                693
Inventories                                         267               96                                363
Income Taxes                                         49               20                                 69
Other Current Assets/Prepaid Expenses                 0               29                                 29
                                               ------------------------------------------------------------
Total Current Assets                                768              441                              1,209

Property, Plant, and Equipment, net                 725              409                              1,134

Investments and other                               602               21                                623
Other Assets                                        555              522         $   1,826 (A)        2,963
                                                                                        60 (B)
                                               ------------------------------------------------------------
Total Assets                                   $  2,650        $   1,393         $   1,886         $  5,929
                                               ========        =========         =========         ========

LIABILITIES

Current Liabilities:

Short-term Debt                                $    474        $       6         $    (480)(C)     $      0
Accounts Payable                                    128               65                                193
Accrued expenses                                    352               96                25 (A)          473
Income taxes payable                                 80                7                                 87
                                               ------------------------------------------------------------
Total Current Liabilities                         1,034              174              (455)             753

Long-Term Debt                                      461              680             2,269 (D)        3,890
                                                                                       480 (C)
Accrued Postretirement Benefits                     338               57                                395
Deferred Income Taxes                               169               17                                186
Other Liabilities/Deferred Credits                    0                4                                  4

SHAREHOLDERS' EQUITY                                648              461              (461)(A)          701
                                                                                        53 (E)
                                               ------------------------------------------------------------
TOTAL LIABILITIES AND                          $  2,650        $   1,393          $  1,886         $  5,929
SHAREHOLDERS' EQUITY                           ========        =========         =========         ========



The accompanying notes are an integral part of the Unaudited Pro Forma Condensed Combined Financial Statements.

                              HERCULES INCORPORATED
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                  PRO FORMA        PRO FORMA
                                                HERCULES      BETZDEARBORN       ADJUSTMENTS       COMBINED
Net sales                                      $  1,866        $   1,295                           $  3,161

Cost of sales                                     1,169              519                              1,688

Selling, general and administrative expenses        251              531         $     57 (F)           828
                                                                                     (11) (G)

Research and development                             53               39                                 92

Other operating expenses (income), net              165               16                                181
                                               --------        ---------          -------          --------
Profit from operations                              228              190              (46)              372

Equity in income of affiliated companies             30                -                                 30

Interest and debt expense                            39               46              187 (H)           272

Other income (expense), net                         374               (1)                               373
                                               --------        ---------          -------          --------
Income before income taxes and effect of
change in accounting principles                     593              143            (233)               503

Income tax expense (benefit)                        269               51             (66) (I)           254
                                               --------        ---------          -------          --------

Income before effect of change in
accounting principle                           $    324        $      92         $  (167)          $    249
                                               ========        =========         ========          ========

Basic earnings per common share before
effect of change in accounting principle       $   3.27                                            $   2.34

Diluted earnings per common share
before effect or change in accounting
principle                                      $   3.18                                            $   2.30

Average common shares outstanding -
 basic                                             99.2                                               106.2

Average common shares outstanding -
 diluted                                          102.4                                               109.4

The accompanying notes are an integral part of the Unaudited Pro Forma Condensed Combined Financial Statements.

                              HERCULES INCORPORATED
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                  PRO FORMA        PRO FORMA
                                                HERCULES      BETZDEARBORN       ADJUSTMENTS       COMBINED
Net sales                                      $    875        $     619                           $  1,494

Cost of sales                                       529              254                                783

Selling, general and administrative expenses        129              271         $     28 (F)           422
                                                                                       (6)(G)

Research and development                             25               21                                 46

Other operating expenses (income), net              (3)                0                                (3)
                                               --------        ---------          -------          --------
Profit from operations                              195               73             (22)               246

Equity in income of affiliated companies             10                0                                 10

Interest and debt expense                            24               20               92 (H)           136

Other income (expense), net                         (28)               0                               (28)
                                               --------        ---------          -------          --------
Income before income taxes                          153               53             (114)               92

Income before tax expense (benefit)                  51               19              (32)(I)            38
                                               --------        ---------          -------         --------

Net Income                                     $    102        $      34         $    (82)         $     54
                                               ========        =========         ========          ========

Basic earnings per common share                $   1.07                                            $   0.53

Diluted earnings per common share              $   1.06                                            $   0.52

Average common shares outstanding -
 basic                                             95.3                                               102.3

Average common shares outstanding -
 diluted                                           96.7                                               103.7

The accompanying notes are an integral part of the Unaudited Pro Forma Condensed Combined Financial Statements.

                              HERCULES INCORPORATED
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                      (IN MILLIONS, EXCEPT PER SHARE DATA)


(A) The aggregate purchase price as determined by the offer price of $72 per share is approximately $2,400, plus estimated direct acquisition costs of $25 and assumed debt of $680. The excess of the purchase price over the book value of the BetzDearborn net assets of $461, plus the fair value of the unearned ESOP compensation of $138 (see footnote J) is $1,826. This amount has been allocated to goodwill ($2,400 + $25 - ($461 + $138)).

(B) To record estimated debt issuance costs of $60 which will be capitalized.

(C)      To record refinancing of short term debt of $480 as long term debt.

(D) To record debt to finance the purchase price of $2,400, plus estimated debt issuance costs of $60, less estimated proceeds from the ESOP purchase of Hercules common stock of $191 (see footnote J).

(E) To record additional equity resulting from the purchase of Hercules common stock by the ESOP. This amount is equal to the total estimated proceeds of $191 from the sale of Hercules shares to the ESOP less unearned compensation of $138, representing unallocated shares (see footnote J).

(F) To record amortization of goodwill of $2,268 ($1,826 of incremental goodwill, plus $442 of pre-existing goodwill) over its estimated useful life of 40 years.

(G)      To eliminate historical goodwill amortization of BetzDearborn.

(H) To record interest expense on incremental debt of $3,445 (including refinanced debt of $1,176) at an assumed interest rate of 7.00%, the approximate borrowing rate for Hercules, plus amortization of debt issuance costs of $3 and $1.5 for the periods ended December 31, 1997 and June 30, 1998, respectively.

(I) To record the tax effect of the pro forma adjustments at the statutory rate of 35% for the periods presented. The amortization of goodwill is substantially non-deductible and accordingly has not been tax affected.

(J) Under the terms of the merger between Hercules and BetzDearborn, the shares in the BetzDearborn ESOP were automatically converted into common shares of BetzDearborn immediately prior to the merger. Upon consummation of the merger, the ESOP utilized the proceeds from the sale of BetzDearborn stock at $72 per share to purchase Hercules common shares. This treatment was applied to allocated and unallocated shares. The value of the allocated shares was approximately $53 and the value of the unallocated shares was approximately $138. For the EPS calculations, the total approximate amount of 7 million ESOP shares (allocated and unallocated) are considered outstanding.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              HERCULES INCORPORATED


                                              By: /s/ Israel J. Floyd
                                                  ------------------------------
March 5, 1999                                     Israel J. Floyd
                                                  Corporate Secretary


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